--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
1997 ANNUAL REPORT
OCTOBER 31, 1997
HIGHLIGHTS

 .  The Fund's fiscal year 1997 ended October 31, 1997.

 . The Fund achieved positive results during this fiscal year, with total in-vestment returns based on market price and net asset value (NAV) per share of 35.1% and 37.7%, respectively.

 . The Fund's per share discount between market price and NAV per share ended this fiscal year at a level of 20.4%, while the ratio of expenses to average net assets was 0.91%, the lowest ever achieved by the Fund.

 . The Fund's Board of Directors has declared a stock dividend of $29,625,602, which is equivalent to approximately 59.59 cents per share, payable on Janu-ary 30, 1998, to shareholders of record on December 22, 1997. Fund share-holders will receive the dividend in additional shares of common stock of the Fund (Common Stock) unless they elect to receive a cash payment instead of Common Stock.

 .  The Annual Meeting of Shareholders of the Fund will be held on February 27,
   1998 in New York City. Shareholders of record on December 22, 1997, will be entitled to vote at and attend the meeting.

 . The Fund has created an Internet page to improve communications with share-holders and the investing public. The Fund's Web Site is located at WWW.THEMEXICOFUND.COM

 . The Mexican Stock Exchange (Bolsa) and the Fund were adversely impacted dur-ing the last days of October 1997 as a consequence of the declines experi-enced by several Asian and South American stock markets.

 . The positive performance of the Mexican economy continued in the last quarter of fiscal 1997 and has helped to mitigate the negative effects of the recent decline of world financial markets.

 . During the third quarter of calendar year 1997, Mexico's gross domestic product (GDP) increased 8.1% in real terms, compared with the same period one year earlier.

 . Mexico's inflation rate for the 12-month period ended October 31, 1997 was 18.2%, compared with 27.7% registered at the end of 1996.

 . The rate of exchange of the Mexican peso against the US dollar increased 5% during this 1997 fiscal year to end at Ps. 8.394.

 . Interest rates of the 28-day Cetes (treasury bills) ended October 1997 at a level of 20.9%, compared with 29.3% one year earlier.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC
TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------

THE BOLSA AND THE FUND'S PERFORMANCE

 During the last days of October 1997, world financial markets began to expe-rience a general negative trend that has been accompanied by significant vola-tility. The declines experienced by several Asian and Latin American stock markets, notably Brazil, have been the main contributors to this market trend. On October 27, 1997 the Mexican Bolsa index lost 18% in dollar terms. On the same day the Dow Jones Industrial Average lost more than 7%, and trading on the New York Stock Exchange (NYSE) halted twice. The rate of exchange of the Mexican peso against the dollar, which had remained stable at levels of around Ps. 7.80, increased to Ps. 8.39 at the end of this fiscal year. Much of this increase was triggered by the events of October 27.

 The positive performance and fundamentals of the Mexican economy, discussed below, have helped to mitigate the effects of this negative trend. The Mexican current account deficit represents less than 1% of GDP, compared with around 5% in Brazil. Mexico's financial system, which suffered a significant negative impact after the 1994 devaluation of the peso, is now more stable as a result of the program to support the banking system. In the case of some Asian coun-tries, the financial systems have evidenced serious problems and several firms have collapsed. In Mexico, the approval of the 1998 Government Budget, Tax Law and the appointment of the country's central bank governor, which were causes of concern among investors, have been perceived favorably. It is important to note that, as the following table indicates, notwithstanding recent market volatility and the decline of the Bolsa at the end of October, the medium- and long-term performance of the Fund and the Bolsa have been positive.

            DOLLAR-TERM                  MXF       MXF  BOLSA
        VARIATIONS* DURING:          MARKET PRICE  NAV  INDEX

 First ten months of calendar 1997      27.0%     28.6% 29.5%
-------------------------------------------------------------
 Fiscal year 1997                       35.1%     37.7% 37.8%
-------------------------------------------------------------

SOURCES: Lipper Analytical Services, Inc. and Mexican Stock Exchange.

* Total Investment Returns

 The Fund's portfolio continued to reflect a high level of equity investments during the last fiscal quarter, equivalent to almost 97% of the Fund's total net assets. The Fund's recent investment strategy has focused on companies that have benefited from the dynamic recovery of the domestic economy. The Fund has invested in companies in the consumer goods and retail sectors, which are likely to grow together with the reemergence of purchasing power of the population. The Fund has also invested in companies involved in the cement, housing and construction industries, as well as in several export companies involved in the iron, steel, petrochemical and automotive component indus-tries. Other investments made by the Fund include a group of attractive "small-cap" companies recently listed on the Bolsa.

 Total Fund net assets at the end of this fiscal year were $1.17 billion and averaged $1.11 billion during the same period. The Fund's ratio of expenses to average net assets reached a historical low of 0.91% at the end of the last fiscal year, one of the lowest expense ratios among comparable funds listed on the NYSE.

 The Fund's market price per share ended fiscal year 1997 at $18 11/16, while the NAV closed at $23.49, equivalent to a market discount of 20.4%. Fund shares continued to show high levels of liquidity. The total volume of Fund shares traded on all U.S. consolidated markets during fiscal year 1997 amounted to 63.87 million shares, equivalent to 1.3 times the total number of shares outstanding.

ECONOMIC COMMENTS

 The Mexican economy has continued to show clear signs of recovery, exceeding the estimates of authorities and private firms. During the first nine months of calendar 1997, the Mexican GDP increased 7.3% and all sectors of the econ-omy registered positive results. Among the most dynamic sectors of the GDP were machinery and equipment (16.9%), paper and printing (13.8%), textile and leather (10.9%), construction (10.6%) and commerce, restaurants and hotels (10.0%). Recent estimates announced by the Mexican authorities suggest that the 1997 and 1998 GDP growth levels will be approximately 7.0% and 5.2%, respectively.

 Domestic consumption, which was significantly affected by reduced levels of employment and higher inflation rates after the 1994 devaluation of the peso, is now recovering and is expected to continue doing so. According to figures published by the Mexican authorities, domestic consumption increased 5.16% in real terms during the first nine months of calendar 1997.

-------------------------------------------------------------------------------

 The Mexican peso showed a relatively stable performance during most of the 1997 fiscal year. The rate of exchange of the peso against the dollar fluctu-ated most of this period at around levels of Ps. 7.80, but increased to Ps.
8.394 at the end of October. The total increase of the rate of exchange during fiscal year 1997 was 5%, significantly lower than the 18% inflation rate reg-istered during the same period, discussed below. Several projections made by the Mexican authorities contemplate an average rate of exchange of Ps. 8.745 per dollar for calendar 1998.

 The Mexican trade account continued to experience an accumulated surplus but with a declining trend, as consecutive monthly deficits have occurred since July 1997. The two main reasons for these negative balances are the strong performance of the Mexican peso and the dynamic recovery of the economy, which together have resulted in higher growth rates of imports compared to exports. The Mexican trade balance registered a preliminary surplus of $1.64 billion during the first ten months of calendar 1997. Total exports increased 15% to $90.91 billion, and total imports grew 22% to $89.27 billion.

 According to preliminary figures published by the Mexican authorities, total foreign investment into Mexico amounted to $16.54 billion during the first nine months of calendar 1997. Direct foreign investment amounted to $9.95 bil-lion during this period, more than 56% of which was from the United States, while the remaining $6.58 billion was portfolio investment. The current ac-count deficit amounted to $4 billion during this nine-month period, equivalent to less than 1% of the country's GDP, which was more than offset by a capital account surplus of $10.57 billion. Net international reserves at Banco de Mex-ico (central bank) increased $6.93 billion during this period to approximately $18 billion.

 Mexico's inflation rate, measured by the increase of the consumer price index
(CPI), continued to show a declining trend. During fiscal year 1997, the in-flation rate was approximately 18%, compared with 52% and 28% during calendar 1995 and 1996, respectively. The annual inflation target set by the Mexican authorities for 1998 is approximately 12%.

 The interest rate for 28-day Cetes (treasury bills) ended fiscal year 1997 at a level of 20.94%, significantly lower than the 29.34% registered one year earlier. At the end of August 1997, the interest rate paid on this instrument registered 17.5%, the lowest level since the 1994 devaluation of the peso.

DECLARATION OF DIVIDEND

 The Board of Directors has declared a stock dividend equivalent to approxi-mately 59.59 cents per share to shareholders of record on December 22, 1997, payable on January 30, 1998. Fund shareholders will receive the dividend in additional shares of Common Stock unless they elect to receive the dividend in cash. This dividend is entirely comprised of net long-term capital gains. No Mexican withholding tax is applicable to this dividend. A separate notice has been sent to shareholders with details regarding the stock dividend, which should be reviewed carefully. Shareholders not desiring to receive this divi-dend in additional shares of Common Stock must notify the Fund's transfer agent, American Stock Transfer & Trust Company, not later than January 19, 1998. ALTHOUGH THE FUND HAS ENACTED A DIVIDEND REINVESTMENT PLAN (THE "PLAN"), DESCRIBED BELOW, THE TERMS OF THE PLAN DO NOT APPLY TO STOCK DIVIDENDS LIKE THE ONE TO BE PAID IN JANUARY 1998.

DIVIDEND REINVESTMENT PLAN

 The Fund's Plan provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. UNDER THE TERMS OF THE PLAN, FUND SHAREHOLDERS ARE AUTOMATICALLY ENROLLED AS PARTICIPANTS IN THE PLAN. IF YOU DO NOT WISH TO PAR-TICIPATE IN THE PLAN, PLEASE CONTACT THE PLAN AGENT. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional share. At a shareholder's request, the Plan Agent will sell the participant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not partic-ipate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Common Stock through the rein-vestment of distributions.

 Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of

-------------------------------------------------------------------------------
Directors (the "valuation date"), the market price of the Common Stock plus estimated brokerage commission is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commission is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro rata portion of brokerage commissions on all open market purchases.

 If your shares are registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the share-holder not participated in the Plan.

 If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

 AMERICAN STOCK TRANSFER & TRUST COMPANY
 Attention: Dividend Reinvestment Department
 40 Wall Street
 New York, NY 10005
 (212) 936-5100

DESIGNATION OF DIVIDEND

 With regard to the distribution of $11,931,818 paid to shareholders on Octo-ber 31, 1997, the Fund has designated $996,424 as a capital gain dividend, in accordance with Section 852(b)(3) of the Internal Revenue Code of 1986, as amended.

ANNUAL SHAREHOLDER MEETING

 The Fund's Annual Meeting of Shareholders will be held on February 27, 1998 at 2:00 p.m. at the law office of Dechert Price & Rhoads, located at 30 Rocke-feller Plaza, 23rd Floor, New York, NY 10112. Accompanying this 1997 Annual Report is the notice of the meeting together with the corresponding proxy ma-terials. We encourage all Fund shareholders who do not plan to attend the meeting to vote by proxy and in this way help reduce the Fund's expenses of solicitation.

COMMUNICATIONS WITH SHAREHOLDERS

 For the benefit of the Fund's shareholders and the investing public, the Fund has created a Web Site that contains, among other information, a daily update of the Fund's NAV per share, market price, discount or premium, and total net asset level. We invite shareholders and individuals interested in information about the Fund to consult the Fund's Web Site at the following Internet address:

 WWW.THEMEXICOFUND.COM

 The Adviser prepares a Monthly Summary Report with information relating to the Fund, as well as other indicators of the Mexican economy and the Bolsa. This report is available, free of charge, on the Fund's Web Site, or by mail, if requested by writing to the Adviser at:

 IMPULSORA DEL FONDO MEXICO, SA DE CV.
 77 Aristoteles St., 3rd Floor
 11560, Mexico, D.F.
 MEXICO

 Additionally, the Fund has made arrangements to improve communications with Fund shareholders and the investing public through a toll free telephone num-ber and a liaison office. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other materials avail-able from the Fund. The office will also be able to direct your inquiries re-garding other Fund matters to the appropriate firms or individuals. Please re-fer your information requests to:

 GEORGESON & COMPANY INC.
 Manor Complex--Suite 1300
 564 Forbes Avenue
 Pittsburgh, PA 15219
 (800) 224-4134

 The Fund's Board of Directors and Counselors and Officers extend to all of you their best wishes for the Holiday Season and for a very prosperous 1998.

Sincerely yours,



/s/ Jose Luis Gomez Pimienta      /s/ Juan Gallardo T.

JOSE LUIS GOMEZ PIMIENTA          JUAN GALLARDO T.
President                         Chairman of the Board
December 15, 1997.

--------------------------------------------------------------------------------

 GERMAN INVESTORS ARE ADVISED THAT BEGINNING JANUARY 1, 1998, THE FUND'S GERMAN
                      DOMESTIC TAX REPRESENTATIVE WILL BE:

                                ARTHUR ANDERSEN
                        Wirtschaftsprufungsgesellschaft
                        Steuerberatungsgesellschaft mbH
                            Mergenthalerallec 10-12
                          65760 Eschborn/Frankfurt/M.
                                 Postfach 53 23
                          65728 Eschborn/Frankfurt/M.
                                    Germany
                             Telefon 06196-99-6264
                             Telefax 06196-99-6419



                            SHAREHOLDER INFORMATION

   Daily NAV and market price for the Fund's shares are available on the Fund's Web Site at:
                             WWW.THEMEXICOFUND.COM

   Weekly comparative NAV and market price information about the Fund's shares is published in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". Daily market price for the Fund's shares is published in the New York Stock Exchange Composite Transactions under the designations "MexFd" or "MexicoFd". The Fund's New York Stock Exchange trading symbol is MXF. The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange.

   For current NAV information or copies of reports, call (800) 224-4134. For information about dividends and shareholder accounts, call Shareholder Services (212) 936-5100.

                                THE MEXICO FUND

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                        ANNUAL MEETING OF SHAREHOLDERS

        The undersigned shareholder of The Mexico Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Jose Luis Gomez Pimienta and Sander M. Bieber and each of them proxies of the undersigned, with full power of substitution, to vote and act in the name and stead of the undersigned at the Annual Meeting of Shareholders of the Fund, to be held at 30 Rockefeller Plaza, 23rd Floor, New York, New York 10112, on February 27, 1998 at 2:00 P.M., New York City time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 THROUGH 5 AS SET FORTH IN THIS PROXY.

        The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated December 26, 1997.

   PLEASE SIGN, DATE AND RETURN THE PROXY CARD BELOW IN THE WHITE ENVELOPE
                                               -----
                               WITH RED STRIPE.

     Please Detach and Mail in the White Envelope with Red Stripe Provided


A [X]  Please mark your
       votes as in this
       example.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE FOLLOWING PROPOSALS.

1. Election of the nominees listed at right to serve as members of the Fund's Board of Directors, as Class II Directors, for a term expiring in 2001 and until their successors are elected and qualified.

   FOR          WITHHELD        NOMINEES:
   [_]            [_]                   Claudio X. Gonzalez
                                        Jose Luis Gomez Pimienta
                                        Robert L. Knauses

For, except as marked to the contrary below:
____________________________________________________
                                                        FOR   AGAINST   ABSTAIN
2. Ratification of the selection of Arthur Andersen     [_]     [_]       [_]
   LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1998.

3. Approval of Amended and Restated Articles of         [_]     [_]       [_]
   Incorporation.

4. Approval of amendment to the fundamental             [_]     [_]       [_]
   policy on making loans.

5. In their discretion of the above named proxies, such other business as may properly come before the Meeting or any adjournment thereof.


SIGNATURE(S)_________________________________________  DATED____________________

Note: Please sign, date and return promptly. Signature(s) should be exactly as name or names appear on proxy. If shares are held jointly, each holder should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full name.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders of The Mexico Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of The Mexico Fund, Inc. (a Maryland corporation), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period ended October 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of

October 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Mexico Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period ended October 31, 1997, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

New York, N.Y.
November 19, 1997

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                                    PERCENT
                                                                         VALUE      OF NET
 INDUSTRIES      DIV   SHARES HELD   COMMON STOCK (96.88%)    SERIES    (NOTE 1)    ASSETS
-------------------------------------------------------------------------------------------
 CEMENT
  INDUSTRY               7,327,000 Apasco, S.A. de C.V. ...      *   $   44,517,155   3.81%
                   (a)  13,331,958 Cemex, S.A. de C.V. ....    CPO       52,730,642   4.52
                                   Corporacion Moctezuma,
                   (a)   4,840,000  S.A. de C.V. ..........     B2        5,477,722   0.47
                                                                     --------------  -----
                                                                        102,725,519   8.80
-------------------------------------------------------------------------------------------
                                   Carso Global Telecom,
 COMMUNICATIONS         10,036,994  S.A. de C.V. ..........     A1       32,763,121   2.81
                   (a)   1,268,200 Grupo Televisa, S.A. ...    CPO       19,792,018   1.70
                                   Telefonos de Mexico,
                        10,000,000  S.A. de C.V. ..........      A       21,658,327   1.85
                                   Telefonos de Mexico,
                        10,000,000  S.A. de C.V. ..........      L       21,753,634   1.86
                                                                     --------------  -----
                                                                         95,967,100   8.22
-------------------------------------------------------------------------------------------
                                   Consorcio ARA, S.A. de
 CONSTRUCTION      (a)   1,550,000  C.V. ..................      *        5,687,396   0.49
                                   Consorcio Hogar, S.A. de
                   (a)   2,100,000  C.V. ..................      B        3,877,770   0.33
                                   Corporacion Geo, S.A. de
                   (a)   1,900,000  C.V. ..................      B       10,231,117   0.88
                                   Empresas ICA, Sociedad
                                    Controladora, S.A. de
                        10,747,992  C.V. ..................      *       24,097,833   2.06
                                                                     --------------  -----
                                                                         43,894,116   3.76
-------------------------------------------------------------------------------------------
                                   Coca-Cola Femsa, S.A. de
 CONSUMER GOODS          3,430,000  C.V. ..................      L       14,914,820   1.28
                                   Pasteleria Francesa,
                   (a)   5,000,000  S.A. de C.V. ..........      *        1,667,858   0.14
                                   Fomento Economico
                                    Mexicano, S.A. de
                         8,182,000  C.V. ..................      B       57,509,888   4.92
                                   Grupo Azucarero Mexico,
                   (a)   2,930,000  S.A. de C.V. ..........      B        1,877,937   0.16
                                   Grupo BAFAR, S.A. de
                   (a)     940,000  C.V. ..................      B        1,332,618   0.11
                                   Grupo Continental,
                         7,453,000  S.A. ..................      *       20,421,611   1.75
                                   Grupo Industrial Bimbo,
                         8,103,000  S.A de C.V. ...........      A       60,912,473   5.22
                                   Grupo Industrial Maseca,
                        17,097,000  S.A. de C.V. ..........      B       16,498,177   1.41
                                   Grupo Modelo, S.A. de
                         9,275,000  C.V. ..................      C       68,507,267   5.87
                                   Industrias Bachoco, S.A.
                   (a)   1,383,000  de C.V. ...............    UBL        3,855,397   0.33
                                   Jugos del Valle, S.A. de
                   (a)     818,000  C.V. ..................      B        1,184,999   0.10
                         6,275,000 Sistema Argos, S.A. ....      B        9,120,205   0.78
                                                                     --------------  -----
                                                                        257,803,250  22.07
-------------------------------------------------------------------------------------------
 FINANCIAL                         Grupo Financiero Banamex
  GROUPS           (a)   7,483,000  Accival, S.A. de C.V. .      B       14,798,404   1.26
                                   Grupo Financiero Banamex
                   (a)     500,000  Accival, S.A. de C.V. .      L          912,556   0.08
                                   Grupo Financiero
                   (a)  25,240,000  Bancomer, S.A de C.V. .      B       11,877,293   1.02
                                   Grupo Financiero
                   (a)     600,000  Bancomer, S.A de C.V. .      L          236,598   0.02
                                   Grupo Financiero BBV-
                                    Probursa, S.A. de
                   (a)  10,736,561  C.V. ..................      B        3,453,504   0.30
                                   Grupo Financiero
                         4,077,000  Inbursa, S.A. de C.V. .      B       14,328,270   1.23
                                   Grupo Financiero
                                    Inverlat Recovery
                (a)(b)         --   Trust..................                     --    0.00
                                   Grupo Financiero
                                    Santander Mexicano,
                   (a)     993,448  S.A. de C.V. ..........      B          946,817   0.08
                                                                     --------------  -----
                                                                         46,553,442   3.99
-------------------------------------------------------------------------------------------
 HOLDINGS               10,000,001 Alfa, S.A. de C.V. .....      A       72,909,228   6.24
                                   Corporacion
                                    Interamericana de
                   (a)   1,100,000  Entretenimiento, S.A. .      B        6,368,835   0.54
                         3,895,000 Cydsa, S.A. ............      A        9,883,667   0.85
                         1,789,190 Desc, S.A. de C.V. .....      A       15,346,876   1.31
                         6,506,190 Desc, S.A. de C.V. .....      B       55,807,205   4.78
                                   Grupo Carso, S.A. de
                         8,320,000  C.V. ..................     A1       52,631,880   4.51
                                   Grupo Imsa, S.A. de
                         3,519,000  C.V. ..................    UBC        9,306,862   0.80
                                   Sanluis Corporacion,
                         3,100,000  S.A. de C.V. ..........    CPO       23,931,380   2.05
                         4,496,237 Vitro, S.A. ............      *       17,676,414   1.51
                                                                     --------------  -----
                                                                        263,862,347  22.59
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1997 -- (CONTINUED)
-------------------------------------------------------------------------------

                                                                                  PERCENT
                                                                      VALUE       OF NET
 INDUSTRIES     DIV SHARES HELD COMMON STOCK (CONTINUED)   SERIES    (NOTE 1)     ASSETS
-----------------------------------------------------------------------------------------
 IRON & STEEL                   Altos Hornos de Mexico,
  INDUSTRY      (a)   5,000,000  S.A. de C.V. ..........      *   $   12,806,767    1.10%
                                Grupo Simec, S.A. de
                (a)   4,500,000  C.V. ..................      B        1,581,487    0.13
                      3,837,000 Hylsamex, S.A. de C.V. .    BCP       24,684,060    2.11
                                Industrias CH, S.A. de
                (a)   1,640,000  C.V. ..................      B        8,401,239    0.72
                                Tubos de Acero de
                (a)     889,000  Mexico, S.A. ..........      *       18,163,391    1.56
                                                                  --------------  ------
                                                                      65,636,944    5.62
-----------------------------------------------------------------------------------------
 MINING                         Grupo Mexico, S.A. de
  INDUSTRY            7,160,000  C.V. ..................      B       27,722,182    2.37
                                Industrias Penoles, S.A
                      4,000,000  de C.V. ...............      *       15,844,651    1.36
                                                                  --------------  ------
                                                                      43,566,833    3.73
-----------------------------------------------------------------------------------------
                                Kimberly-Clark de
 PAPER               21,000,000  Mexico, S.A. de C.V. ..      A       92,065,761    7.88
-----------------------------------------------------------------------------------------
                                ACER Computec Latino
 RETAIL TRADE   (a)   2,120,000  America, S.A. de C.V. .      *        6,566,595    0.56
                      6,718,501 Cifra, S.A. de C.V. ....      A       12,310,048    1.05
                     25,377,382 Cifra, S.A. de C.V. ....      B       50,428,250    4.32
                     16,232,807 Cifra, S.A. de C.V. ....      C       28,040,946    2.40
                                Controladora Comercial
                                 Mexicana, S.A. de
                     16,300,000  C.V. ..................    UBC       16,117,465    1.38
                (a)   1,747,000 ECE, S.A. de C.V. ......      *        1,873,124    0.16
                                Grupo Corvi, S.A. de
                (a)   3,000,000  C.V. ..................    UBL        1,501,072    0.13
                                                                  --------------  ------
                                                                     116,837,500   10.00
-----------------------------------------------------------------------------------------
                                Corporacion Mexicana de
                                 Restaurantes, S.A. de
 SERVICE        (a)   7,822,000  C.V. ..................      B        2,534,649    0.22
-----------------------------------------------------------------------------------------
                                TOTAL COMMON STOCK
                                 (Identified Cost --
                                  $599,294,242).........           1,131,447,461   96.88
-----------------------------------------------------------------------------------------
                                                                                  PERCENT
                       FACE       SHORT-TERM SECURITIES               VALUE       OF NET
 SECURITIES            VALUE             (3.15%)                     (NOTE 1)     ASSETS
-----------------------------------------------------------------------------------------
                    $36,763,813 Bancomer, S.A., 18.10%,
                                 dated 10/31/97, due
                                 11/03/97, repurchase
                                 price $36,819,265,
 REPURCHASE                      collateralized by
 AGREEMENTS                      Bondes.................          $   36,763,813    3.15%
-----------------------------------------------------------------------------------------
                                TOTAL SHORT-TERM
                                 SECURITIES (Identified
                                 Cost -- $36,763,813)...              36,763,813    3.15
-----------------------------------------------------------------------------------------
                                TOTAL INVESTMENTS
                                 (Identified Cost --
                                  $636,058,055).........           1,168,211,274  100.03
                                LIABILITIES IN EXCESS OF
                                 OTHER ASSETS...........                (318,766)  (0.03)
                                                                  --------------  ------
                                NET ASSETS (Equivalent
                                 to $23.49 Per Share on
                                 49,715,907 Shares of
                                 Capital Stock
                                 Outstanding)...........          $1,167,892,508  100.00%
                                                                  --------------  ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 8 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments:
 Mexican securities, at value (Note 1):
 Common stock (identified cost -- $599,294,242)..  $1,131,447,461
 Short-term securities (identified cost --
   $36,763,813)..................................      36,763,813
                                                   --------------
  Total investments (identified cost --
    $636,058,055)................................                 $1,168,211,274
Receivables from securities sold.................                      1,120,630
Interest receivable..............................                         18,484
                                                                  --------------
  Total assets...................................                  1,169,350,388
                                                                  --------------
LIABILITIES:
Payables:
 Investment adviser (Note 2).....................         921,754
 Trustee (Note 4)................................          10,576
                                                   --------------
  Total payables.................................                        932,330
Accrued expenses and other liabilities...........                        525,550
                                                                  --------------
  Total liabilities..............................                      1,457,880
                                                                  --------------
NET ASSETS -- Equivalent to $23.49 Per Share on
 49,715,907 shares of capital stock outstanding
 (Note 6)........................................                 $1,167,892,508
                                                                  ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
Income (Note 1):
 Dividends..........................................  $ 20,615,256
 Interest and discount earned.......................     9,497,296
                                                      ------------
 Total income.......................................                $ 30,112,552
Expenses:
 Investment advisory fee (Note 2)...................     7,367,220
 Administrative services (Note 3)...................       350,000
 Trustee fee (Note 4)...............................       109,671
 Value-added taxes (Note 1).........................     1,192,461
 Printing, distribution and mailing of shareholder
  reports...........................................       318,938
 Legal fees.........................................       143,197
 Directors' fees....................................       140,000
 Directors' expenses................................        24,201
 Accounting and audit fees..........................        96,717
 Custodian fees.....................................        45,553
 Transfer agent and dividend disbursing fees........        21,000
 Shareholders' information..........................        43,586
 Stock exchange fees................................        33,183
 Miscellaneous......................................       214,512
                                                      ------------
 Operating expenses.................................                  10,100,239
                                                                    ------------
 Net investment income (Note 1).....................                  20,012,313
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign
 currency transactions (Notes 1 and 5):
 Proceeds from sales................................    80,849,418
 Cost of securities sold............................    29,277,126
                                                      ------------
 Net realized gain on investments...................    51,572,292
 Net realized loss from foreign currency
  transactions......................................    (1,122,375)
                                                      ------------
 Net realized gain on investments and foreign
  currency transactions.............................                  50,449,917
Net increase (decrease) in unrealized gain (loss) on
 investments and translation of assets and
 liabilities in foreign currency:
INVESTMENTS:
 End of period (Note 5).............................   532,153,219
 Beginning of period................................   276,165,119
                                                      ------------
 Net increase in unrealized gain on investments.....   255,988,100
TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN
 CURRENCY:
 End of period......................................    (2,763,362)
 Beginning of period................................    (2,342,250)
                                                      ------------
 Net increase in unrealized loss on translation of
  assets and liabilities in foreign currency........      (421,112)
 Net increase in unrealized gain on investments and
  translation of assets and liabilities in foreign
  currency..........................................                 255,566,988
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.........................................                $326,029,218
                                                                    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              FOR THE
                                             YEAR ENDED           FOR THE
                                            OCTOBER 31,          YEAR ENDED
                                                1997          OCTOBER 31, 1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS
Net investment income....................  $   20,012,313       $ 24,968,180
Net realized gain (loss) on investments
 and foreign currency transactions.......      50,449,917           (722,805)
Net increase in unrealized gain on
 investments and translation of assets
 and liabilities in foreign currency.....     255,566,988        172,950,648
                                           --------------       ------------
Net increase in net assets resulting from
 operations..............................     326,029,218        197,196,023
Dividends to shareholders from net
 investment income.......................     (18,889,938)       (21,342,679)
Dividends to shareholders from net
 realized gain on investments............        (996,424)               --
                                           --------------       ------------
 Total increase in net assets............     306,142,856        175,853,344
NET ASSETS:
Beginning of period......................     861,749,652        685,896,308
                                           --------------       ------------
End of period............................  $1,167,892,508 (A)   $861,749,652 (A)
                                           ==============       ============

See Notes to Financial Statements.
(A) Including accumulated net investment loss of $(7,160,623) as of October 31, 1997 and 1996.

--------------------------------------------------------------------------------

                                       FOR THE YEAR ENDED OCTOBER 31,
THE MEXICO FUND, INC.    --------------------------------------------------------------------
FINANCIAL HIGHLIGHTS        1997       1996      1995         1994         1993        1992
---------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.... $    17.33  $  13.80  $  33.48**  $    28.88** $    24.91** $  25.60**
                         ----------  --------  --------    ----------   ----------   --------
 Net investment income
  (Note 1)..............       0.40      0.50      0.59**        0.21**       0.58**     0.50**
 Net gain (loss) on
  investments and
  translation of foreign
  currency (Note 1).....       6.16      3.46    (19.21)**       4.89**       8.77**     3.85**
                         ----------  --------  --------    ----------   ----------   --------
Total from investments
 operations.............       6.56      3.96    (18.62)**       5.10**       9.35**     4.35**
                         ----------  --------  --------    ----------   ----------   --------
 Less dividends and
  distributions:
 Dividends to common
  shareholders from net
  investment income.....      (0.38)    (0.43)      --          (0.27)       (0.49)     (0.48)
 Distributions to common
  shareholders from net
  capital gains.........      (0.02)      --      (0.01)        (0.23)       (2.48)     (1.03)
                         ----------  --------  --------    ----------   ----------   --------
 Total dividends and
  distributions.........      (0.40)    (0.43)    (0.01)        (0.50)       (2.97)     (1.51)
                         ----------  --------  --------    ----------   ----------   --------
 Tax return of capital..        --        --      (0.05)          --           --         --
                         ----------  --------  --------    ----------   ----------   --------
 Capital charge
  resulting from
  issuance of fund
  shares................        --        --      (1.00)          --         (2.41)     (3.53)
                         ----------  --------  --------    ----------   ----------   --------
 Net asset value, end of
  period................ $    23.49  $  17.33  $  13.80    $    33.48   $    28.88   $  24.91
                         ==========  ========  ========    ==========   ==========   ========
 Market value per share,
  end of period......... $    18.69  $  14.13  $  12.25    $    31.38   $    27.00   $  23.25
                         ==========  ========  ========    ==========   ==========   ========
TOTAL INVESTMENT RETURN
 BASED ON MARKET VALUE
 PER SHARE..............     35.03%    18.77%   (60.79%)       15.39%       27.41%      8.12%
RATIOS TO AVERAGE NET
 ASSETS:
 Expenses...............      0.91%     1.00%     1.14%         0.92%        1.08%      1.08%
 Net investment income..      1.80%     2.93%     3.24%         0.63%        2.27%      1.89%
SUPPLEMENTAL DATA:
 Net assets at end of
  period (in 000's)..... $1,167,893  $861,750  $685,896    $1,248,094   $1,075,948   $654,917
 Portfolio turnover
  rate..................      7.58%     9.57%    10.61%         3.89%        5.14%     15.59%
 Average Commission Rate
  Paid.................. $   0.0034  $ 0.0026

--------
*Annualized
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL DATA
--------------------------------------------------------------------------------

                                         (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                          -----------------------------------------------------------------------------------
                             QUARTER ENDED         QUARTER ENDED        QUARTER ENDED       QUARTER ENDED
                               10/31/1997            07/31/1997           04/30/1997          01/31/1997
                          --------------------- --------------------- ------------------- -------------------
                            TOTAL     PER SHARE   TOTAL     PER SHARE  TOTAL    PER SHARE  TOTAL    PER SHARE
                          ----------  --------- ----------  --------- --------  --------- --------  ---------
Investment Income.......  $    3,322   $ 0.07   $   14,801   $ 0.30   $  8,205   $ 0.16   $  3,785   $ 0.08
Net Investment Income...  $      356   $ 0.00   $   12,230   $ 0.25   $  5,913   $ 0.12   $  1,513   $ 0.03
Net realized gain on
 investments............  $   24,946   $ 0.50   $   16,622   $ 0.34   $  2,127   $ 0.04   $  7,877   $ 0.16
Net realized gain (loss)
 from foreign currency
 transactions...........  $   (1,632)  $(0.03)  $     (220)  $(0.00)  $   (276)  $(0.01)  $  1,006   $ 0.02
Net increase (decrease)
 in unrealized gain on
 investments............  $ (193,666)  $(3.90)  $  329,266   $ 6.62   $  9,760   $ 0.20   $110,628   $ 2.23
Net increase (decrease)
 in unrealized gain
 (loss) on translation
 of assets and
 liabilities in foreign
 currency...............  $     (957)  $(0.02)  $    1,018   $ 0.02   $   (403)  $(0.01)  $    (79)  $(0.00)
Net asset value.........  $1,167,893   $23.49   $1,350,778   $27.17   $997,828   $20.07   $980,706   $19.73

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
NOTES TO FINANCIAL STATEMENTS--
OCTOBER 31, 1997
-------------------------------------------------------------------------------

1. OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES:

 The Fund is registered under the Investment Company Act of 1940 as a diversi-fied, closed-end management investment company. The investment objective of the Fund is to seek long term capital appreciation through investment in secu-rities, primarily equity but also fixed income securities, listed on the Mexi-can Stock Exchange. On July 17, 1991, the Board of Directors voted to change the year-end of the Fund from May 31 to October 31.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund. Certain amounts in the 1996 financial statements have been reclassified to conform with the 1997 presentation.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the last sale price. Short-term securities are carried at cost, plus accrued interest, which approximates market value.

 Foreign Currency -- The Fund has adopted the provisions of Statement of Posi-tion 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the period ended October 31, 1995. The Fund has elected not to restate prior periods. The adoption of this SOP results in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) on investments and foreign currency trans-actions, and the inclusion of unrealized gain (loss) on translation of cur-rency into unrealized appreciation (depreciation) of investments and transla-tion of assets and liabilities in foreign currencies.

 The market value of Mexican securities, currency holdings and other assets and liabilities denominated in "Peso (Ps.)" were recorded in the financial statements after translation into U.S. dollars based on the open market ex-change rate prevailing in Mexico City at the end of the period. The open mar-ket exchange rate at October 31, 1997, was Ps. 8.394 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or func-tional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interest, and foreign withholding taxes re-corded on the Fund's books, and the U.S. dollar equivalent of the amount actu-ally received or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks at fiscal year end, resulting from changes in the exchange rate.

 Security transactions and investment income --Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

-------------------------------------------------------------------------------

 Repurchase Agreements -- The repurchase agreements are traded with approved institutions, and are collateralized by Mexican Government securities. The Fund takes possession of the collateral and monitors the credit standing of counterparties with whom it enters repurchase agreements.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the year ended October 31, 1997, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regu-lated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is not subject to Mexican income taxes. The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes if applicable.

2. INVESTMENT ADVISORY AGREEMENT:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 mil-lion.

3. ADMINISTRATIVE SERVICES AGREEMENT:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain administrative services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and rec-ords in accordance with applicable U.S. and Mexican Laws and the provision of assistance to the Fund's auditors in the preparation and filing of annual re-ports and tax returns. The term of this agreement was renewed until August 31, 1998. The annual fee payable to the Adviser under this agreement is $350,000.

4. TRUST AGREEMENT AND TRUSTEE:

 At its June 7, 1995 meeting, the Board of Directors approved the appointment of Bancomer, S.A. ("Bancomer") as the trustee for the Mexican Trust through which the Fund invests. The Fund also obtained the approval of the Comision Nacional Bancaria y de Valores and the Mexican Foreign Investment Commission to permit Bancomer to become the trustee. Under this new arrangement, effec-tive October 5, 1995, Bancomer receives an amount denominated in Mexican pesos for three years, subject to a monthly increase linked to the Mexican Consumer Price Index, payed monthly on a cumulative basis, which amounted to $109,671 in 1997.

5. PURCHASES AND SALES OF INVESTMENTS:

 Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997, were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock....................................................... $79,281,867
                                                                    -----------
  Total Purchases.................................................. $79,281,867
                                                                    ===========
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock....................................................... $80,849,418
                                                                    -----------
  Total Sales...................................................... $80,849,418
                                                                    ===========

 As of October 31, 1997, net unrealized gain on investments for Federal income tax purposes aggregated to approximately $532 million, of which approximately $594 million related to appreciated securities and approximately $62 million related to depreciated securities. The aggregate cost of investments at Octo-ber 31, 1997, for Federal income tax purposes was approximately $636 million.

--------------------------------------------------------------------------------

6. CAPITAL STOCK:

 At October 31, 1997, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 49,967,732 shares were issued, 49,715,907 shares were outstanding and 251,825 shares were held in treasury.

 Starting with the distribution made to shareholders on July 30, 1993, the Fund offered a Dividend Reinvestment Plan ("Plan"). Under this Plan, the Company sold, in fiscal year 1995, 4,571 shares of common stock held in treasury which amounted to $89,706.

 The Plan was amended by the Board of Directors at the December 7, 1994, Board Meeting. The new Plan became effective April 1, 1995. Under the terms of the amended Plan, Fund shareholders automatically will be enrolled as participants in the Plan unless they notify the Fund otherwise.

 As of October 31, 1997, net assets were comprised of the following:

Common Stock................................................. $   49,715,907
Additional paid-in capital...................................    562,178,531
Accumulated net investment loss..............................     (7,160,623)
Undistributed net realized gain on investments...............     33,768,836(A)
Unrealized appreciation of investments and depreciation on
 translation of assets and liabilities in foreign currency...    529,389,857
                                                              --------------
                                                              $1,167,892,508
                                                              ==============

(A) Including $4,143,234 of capital gains, net of income taxes paid in 1991, which will not be distributed.

 Accumulated net realized gains (losses) from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the Code.

7. CAPITAL GAINS:

 Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution.

8. INVESTMENTS:

 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capi-tal stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled. The Fund has re-ceived an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement the Fund may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of October 31, 1997, due to the uncertainty regarding its ultimate realization.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
--------------------------------------------------------------------------------

  DIRECTORS:
  Juan Gallardo T. -- Chairman
  Philip Caldwell
  Jose Luis Gomez Pimienta
  Claudio X. Gonzalez
  Robert L. Knauss
  Agustin Santamarina V.
  Jaime Serra-Puche

  OFFICERS:
  Jose Luis Gomez Pimienta -- President
  Samuel Garcia-Cuellar -- Secretary
  Allan S. Mostoff -- Assistant Secretary
  Sander M. Bieber -- Assistant Secretary
  Carlos H. Woodworth -- Treasurer

  INVESTMENT ADVISER--
  Impulsora del Fondo Mexico, S.A. de C.V.

  CUSTODIAN AND TRUSTEE--
  Bancomer, S.A.

  TRANSFER AGENT AND REGISTRAR--
  American Stock Transfer & Trust Company

  COUNSEL--
  Dechert Price & Rhoads
  Creel, Garcia-Cuellar y Muggenburg, S.C.

  AUDITORS--
  Arthur Andersen LLP

  This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.
--------------------------------------------------------------------------------

                      ---------------------------------
                        ------------------------------
                         ----------------------------

                 [LOGO OF THE MEXICO FUND, INC. APPEARS HERE]


                                   THE MEXICO
                                   FUND, INC.
                            ----------------------
                                 Annual Report
                                October 31, 1997
                         ----------------------------
                        ------------------------------
                             WWW.THEMEXICOFUND.COM
                      ---------------------------------

--------------------------------------------------------------------------------